EXHIBIT 99.2

Company Presentation
March 2015

LUMOS NETWORKS

LUMOS NETWORKS

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking Statements

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications and high speed data transport industry; our ability to offset expected revenue declines in legacy voice and access products related to the recent regulatory actions, wireless substitution, technology changes and other factors; our ability to effectively allocate capital and implement our “edge-out” expansion plans in a timely manner; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Report filed on Form 10-K.

Advanced Fiber Network Driving Value for Our Customers

Lumos Networks provides next-generation communication solutions and tailored services to customers over an advanced fiber network

Lumos at a Glance

7,822 Fiber Route Miles; 354,118 Total Fiber Miles
45 Average Strand Count


Erie
Chicago, IL
Altoona
Harrisburg
Pittsburgh
Cumberland
Hagerstown
Columbus
Morgantown
Winchester
Washington DC
Clarksburg
Ashburn
Parkersburg
Harrisonburg
Culpeper
Charleston
Charlottesville
Ashland
Huntington
Lewisburg
Covington
Waynesboro
Richmond
Lynchburg
Norfolk
Bluefield
Blacksburg
Danville
Bristol
Greensboro
Atlanta
Fiber Network
Edge Out Markets
Internet Exchange Points
Data Centers
"Lit" Markets
Market Expansion Route

Attractive Fundamentals

- Total Data Contract Value: $337m with avg. length: ~52 months. Target of $500m by YE15
- Targeted 15-20%+ ROI on fiber deals
- 4G LTE wireless deployments (FTTC)
- On-Net Focus: 60% Data EBITDA margin target
- Unique fiber assets in footprint
- Enterprise growth of 5%+ expected in 2015
- Favorable interest rate and tax environment

Revenue Opportunities

	Current[1]	Market Opportunity[2]
FTTC	**858**	**~7,400**
On-Net Buildings	**1,477**	**104,000**
Total Connected Data Centers	**31**	**100+**

[1] As of 12/31/2014
[2] Based on Lumos Networks' internal research and analysis of data from research, surveys and studies conducted by third parties, such as Tower Source (for FTTC sites), Equifax Telecom and Stratsoft (for On-Net buildings) and public records databases (for data centers). Market Opportunity denotes wireless cell sites within 3 miles and buildings within ½ mile of the Lumos Networks fiber footprint and includes recently announced planned market expansion in Richmond and Norfolk

Exponential Growth in Bandwidth Demand

Bandwidth Demand Drivers

- Proliferation of network-connected devices and locations
  - 2014 to 2019 tablets, smartphones, and M2M traffic growth rates of 83%, 60%, and 103%, respectively
- Rapid growth in rich media applications
  - Of the 24.3 exabytes per month crossing the mobile network by 2019, 17.4 exabytes will be due to video
- Spectrum constraints require increased efficiency to manage mobile data traffic
- Adoption of network-centric computing services, e.g. Cloud
- Increased outsourcing of IT infrastructure

Source: Cisco Visual Networking Index 2015

U.S. Mobile IP Traffic



Web & Data
Video
~5x Increase from 2014 to 2018
Exabytes ("EB") per Month
2.0 EB
1.5 EB
1.0 EB
0.5 EB
0.0 EB
2014
2015
2016
2017
2018

U.S. Business IP Traffic



Web & Data
Video
~2x Increase from 2014 to 2018
Exabytes ("EB") per Month
5.0 EB
4.0 EB
3.0 EB
2.0 EB
1.0 EB
0.0 EB
2014
2015
2016
2017
2018

Data Products

FTTC *(~20% of 4Q14 Data Revenue)*	▪ FTTC backhaul supports 4G LTE growth ▪ Long-term target of ~$85 million in FTTC revenue [1] ▪ Signed contracts for 54% of total connections in long-term plan ▪ Targeted FTTC incremental Gross Margin of 85%+ [1]
Enterprise Data *(~40% of 4Q14 Data Revenue)*	▪ Enterprise growth of 5% expected in 2015 from 0% in 2014 ▪ In 2014, renewed 18% of total Enterprise book with 38 mos. Average contract length and total contract value of $26.7 million ▪ Carrier End User: Sales bookings grew over 100% in 2014 with long-term target of ~50% of total Enterprise sales bookings [1]
Transport *(~40% of 4Q14 Data Revenue)*	▪ IP-based Ethernet Transport and wavelength potential ▪ Solid pipeline of long-term (3-7 year) Wavelength/TDM deals ▪ Significant reduction in DS1/DS3 exposure in last 2 years

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

LUMOS NETWORKS

Planned Fiber Network Expansion in Richmond and Norfolk

- Underpinned by 249 unique FTTC site contract (269 total FTTC connections) with major wireless carrier
- 665 route miles and ~100,000 total fiber strand mileage
- Significant expansion of Richmond, VA network with the addition of Norfolk, Petersburg and Hampton Roads markets
- Expected completion in 2016 at total cost of $40 million
- Increases total Enterprise addressable market by ~$135 million, up ~60% vs. existing markets
- Increases tower addressable market to 7,400 within 3 miles of footprint



N
W
E
S
Legend
Lumos Networks Expansion
In Construction
Lumos Networks Fiber
0 5 10 20 30 40
Miles

FTTC Opportunities Accelerate

Dramatic Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements



	1999 - 2003	2004 - 2007	2015+
Devices			
Backhaul Technology	T1	T1 / SONET	Moving to Carrier Ethernet
Use Case	Voice / Text	Voice / Text / Email	Voice / Text / Email / Rich Media / Streaming Video

Compelling Site Economics

- ✓ Scalable bandwidth capability drives margin expansion
- ✓ Long-term contracts
- ✓ Attractive return on investments

LUMOS NETWORKS

Project Ark on Track for ~100% of FTTC Traffic by Mid 2015

- New MEF-certified Carrier Ethernet MPLS/IP Fiber Network
- A Key Selling Point for recent 249 FTTC site win with major US Wireless Carrier
- Core Network Completed in Sept ’14 using Cisco Routers
- FTTC Traffic Already Routed onto Ark
- Expect ~100% of FTTC Traffic Routed onto Ark by mid-2015
- Cisco provides new testing tools, thousands of hours of training, and 2 R&D centers
- Ark planned to provide total bandwidth throughput up to ~1 Terabit (equivalent to 2,500 circuits at 400 Mbps each)
- Allows for cost effective scalability for upgraded FTTC connection target of 3,100

ARK 2



LUMOS NETWORKS

Long-Term Fiber to the Cell Targets

FTTC Targets (as updated in Nov 2014)

	Revised	Prior
Annual Revenue[1]	~$85 million	~$70 million
Gross Margin[1]	~$72 million	~$60 million
Total Unique Towers[1]	1,875	1,500
Total FTTC Connections[2]	3,100	2,250
Tenants (Connections/Tower)[2]	1.65	1.50
Monthly Revenue/Connection[2]	~$2,300	~$2,600
Addressable Market[2]	7,400	5,400

Key Drivers of FTTC Upgrade

- Expansion of 4G/LTE coverage and capacity in Lumos footprint by multiple wireless carriers
- Continued migration of copper, microwave and SONET FTTC sites to Carrier Ethernet
- Planned 665 route-mile network in new markets of Norfolk, Petersburg and Hampton Roads, VA with significant expansion of Richmond market, underpinned by 249 FTTC unique tower contract
- Pro forma tower addressable market Increase to 7,400 (within 3 miles) from 5,400
- Added 408 fiber route miles in 2014, including key routes from Richmond - Charlottesville and Richmond-Ashburn, VA.
- Increased RFP activity for small cell and dark fiber FTTC contracts in our footprint

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

[2] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results

Strong FTTC Growth Opportunity in Our Footprint

- ~7,400 Towers within 3 miles of Lumos Network fiber footprint
- Early stages of 4G LTE rollout
  - Conversion from T-1, microwave and SONET to Carrier Ethernet
  - Significant New LTE site builds/network densification
  - Continued FTTC share gains expected
- Carrier Ethernet more scalable than SONET of other providers
- FTTC operating leverage drives margin expansion opportunity

Anticipated FTTC Trends

	4Q14		Long-Term Estimate[1]
FTTC Unique Tower	858	→	1,875
Tenants/Unique Tower	~1.3	→	1.65x
Monthly Revenue/Connection	~$1,750	→	~$2,300
Monthly Revenue/Unique Tower	~$2,300	→	~$3,800

FTTC Opportunity



CAGR: 80%
148
+222
370
+238
608
+250
858
1,875[2]
4Q11
4Q12
4Q13
4Q14
Long-Term Goal

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results

[2] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

FTTC Revenue Growth

- FTTC as a percentage of total Lumos fiber Data revenue
  - 2012: ~8%
  - 2013: ~14%
  - 2014: ~19%
  - 2015: ~25%

Long-term goal of $85 million [1]

Annual FTTC Revenue

($ in Millions)



$6.8
$14.3
$19.9
$29.0
2012
2013
2014
2015E

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

Continued Shift in FTTC Revenue Towards 100% Ethernet

Monthly Recurring FTTC Revenue

($ in Thousands)



TDM billing less than 4%
Total FTTC under Contract
$4,000
$3,000
$2,000
$1,000
$0
$1,942
$415
$1,296
$231
$2,375
$716
$1,534
$125
$2,745
$984
$1,638
$124
$2,895
$922
$1,868
$105
Jan-14
Sept-14
Oct-14
Dec-14
TDM Billings
Ethernet Billings
Total Backlog

LUMOS NETWORKS

Key Enterprise Accounts

DuPont Community CREDIT UNION

UNITED BANK

SPILMAN THOMAS & BATTLE, PLLC ATTORNEYS AT LAW

RELIANCE BANK Mutually Rooted With The Community

Bank of The James

THE CITY OF LYNCHBURG

HORIZON www.horizonbh.org

HCA Hospital Corporation of America

West Virginia NETWORK

Virginia's Community Colleges

HOLLINS UNIVERSITY

ST. ANNE'S-BELFIELD SCHOOL

BRIDGEWATER COLLEGE

EASTERN MENNONITE UNIVERSITY

MARY BALDWIN COLLEGE

CELEBRATING 10 YEARS NEW RIVER Community and Technical College 2003-2013

VCU Health System Virginia Commonwealth University

MARSHALL UNIVERSITY

ROANOKE COLLEGE

LUMOS NETWORKS

On-Net Building Expansion Trends Continue

- 100% fiber fed portfolio of lit buildings
- Average growth of ~11 buildings/month over the last 12 months
- Increases on-net revenue and opens up opportunity for additional FTTC builds
- Connected to 31 total data centers



On-Net Buildings
CAGR: 12%
1,051
1,196
1,344
1,477
4Q11
4Q12
4Q13
4Q14

Snapshot of Enterprise Renewal Program

- Renewal program focuses on locking-in existing revenue and reducing Enterprise churn
- 18% of Enterprise revenue renewed for an average of 38 months in 2014
- Expecting total MRC of $725,000 to be renewed in 2015

New Contract Amounts

($ in Thousands)



$619
$725
2014A
2015E

Total Cumulative Contract Renewed

($ in Thousands)



$4,822
$11,507
$21,900
$26,700
1Q14
2Q14 YTD
3Q14 YTD
4Q14 YTD

Average Contract Term

(Months)



32.8
44.0
41.6
41.5
1Q14
2Q14
3Q14
4Q14

Existing Richmond and Western Pa Edge-Out Strategy

- Announced 665-Mile market build will expand Richmond footprint and add Norfolk as the 24th Lumos Market and a key edge-out market
- Contiguous market expansion to pursue new FTTC, Data Center, Transport and Enterprise targets
- Leveraging existing customer base and assets with experienced in-market teams

Richmond, VA

- 110 Mile 100G enabled fiber network, which will expand significantly post completion of announced market expansion
- Anchor enterprise and carrier customers signed
- Significant data center opportunities, recently connected Peak 10 and QTS
- ~$4.8 million in annualized Enterprise and Transport sales bookings
- Pivot point for critical long-haul routes between Ashburn, VA and Charlottesville, VA

Western PA

- Pittsburgh NOC /sales office opened in 2014
- Washington PA PoP opened, with Tier 1 data center services and adding customer redundancy
- Expansion of fiber assets in Western PA – leverage existing fiber by adding on / off ramps
- Offer diverse routes in and out of Pittsburgh, PA
- Completed key routes from Pittsburgh, PA to Harrisburg, PA and Ashburn, VA
- Requires increased Metro investment to extract full market potential

LUMOS NETWORKS

Carrier End User: Growth Momentum Continues

Strong Growth in 2014 and a Solid Pipeline in Place for 2015

New Distribution Channel for Enterprise Data

- Leverage Lumos Networks' 7,822 mile fiber footprint to target incremental Enterprise customers with thousands of sales people from leading national service providers
- **Over 30+ MSAs signed or pending with major U.S. operators, MSOs and fiber companies operating in our footprint**
- Pro forma "near-net" list buildings within ½ mile of our footprint of 104,000 (67,000 pre-expansion), including planned 665 fiber route-mile build in the Norfolk, Richmond, Petersburg and Hampton Roads, VA metro markets

Carrier End User Sales Bookings Growth of over 100% in 2014

- 1Q14: ~$34,000
- 2Q14: ~$60,000
- 3Q14: ~$104,000
- 4Q14: ~$96,000

LUMOS NETWORKS

Data Center Fiber Connection Strategy

31 Total Data Center Connections

- 31 Total data center connections as of 4Q14
    - Includes: commercial, private and Lumos operated data centers
- Key data center relationships: Peak 10, Iron Mountain, QTS, DC Corp, Alpha Technologies
- Increasingly, Enterprise traffic moving to data centers with customers requesting secure, fiber bandwidth access to those locations
- ~100+ data center market opportunity within existing footprint
- Lumos is under-penetrated in data center connections relative to fiber peers. Data center connections represent significant fiber bandwidth revenue upside

IRON MOUNTAIN® Alpha Technologies QTS® DC CORP It's Your Choice West Virginia NETWORK Greenbrier business technologies

Key Virginia 100G Long-Haul Fiber Routes

Charlottesville, VA to Richmond, VA

- Completed in June 2014
- 53 Mile 100G DWDM all-IP Long-Haul Fiber Route
- Reduces Significant Type 2 Leased Access Costs
- Expanded Fiber Breadth to Reach Incremental Data Centers, Enterprises and FTTC Opportunities

Richmond, VA to Ashburn, VA

- Lit for commercial use in January 2015
- Creates Fully-Redundant all-IP 100G Route between all 3 Virginia Cities
- Straight-Shot Fiber Access into Ashburn, the "Data Center Capital of the World"
- Critical Element in Creating the Densest Fiber Network in the Mid-Atlantic

Richmond, VA to Norfolk, VA

- 150 Mile Fiber Route-Mile Build Planned with Announced Market Expansion

LUMOS NETWORKS

Selected Financial Highlights

Data Revenue

($ in Millions)



$26.9
$26.1
$26.7
$26.5
$27.3
4Q13
1Q14
2Q14
3Q14
4Q14

Data as a % of Total Revenue



52.8%
52.2%
53.2%
52.4%
53.9%
4Q13
1Q14
2Q14
3Q14
4Q14

Data Gross Margin [1]



85.1%
84.0%
85.3%
85.1%
85.5%
4Q13
1Q14
2Q14
3Q14
4Q14

Data Adjusted EBITDA Margin [2]



52.0%
48.7%
50.2%
49.0%
46.2%
4Q13
1Q14
2Q14
3Q14
4Q14

[1] Defined as operating revenues less network access costs divided by operating revenues for Data segment

[2] Defined as Adjusted EBITDA divided by operating revenues for Data segment

LUMOS NETWORKS

Liquidity and Debt Maturities

- Debt refinancing completed in April 2013; closed new Term Loan C in January 2015 for $28 million
- Liquidity to support growth capital requirements
  - $31 million in cash
  - $50 million undrawn revolver capacity
- As of March 2015, the 14c quarterly dividend suspended in favor of FTTC and network expansion opportunities with an annual impact of $12-$13 milllion.

Capitalization

($ in Millions)	Pro Forma[1] 12/31/2014
Cash and Marketable Securities	$31.0
Revolving Credit Facility ($50MM)	$0.0
Term Loan A	97.5
Term Loan B	270.9
Term Loan C	28.0
Capital Leases	5.0
Total Debt	**$401.4**

Debt Maturity Profile

($ in Millions)



$8
$8
$13
$81
$287 1
2015
2016
2017
2018
2019

Note: Excludes capital leases
[1] Pro forma to include Term Loan C

4Q14 Snapshot

4Q14 Metrics

($ in Millions)

	4Q13	3Q14	4Q14
Revenue	$51.0	$50.5	$50.7
Adjusted EBITDA	$24.0	$32.9	$22.4
% Margin	*47.1%*	*65.1%*	*44.3%*
Capital Expenditures	$22.6	$26.9	$19.9
% of Revenue	*44.3%*	*53.2%*	*39.3%*

4Q14 Balance Sheet & Valuation[1]

($ in Millions)

Cash and Marketable Securities	$31.0
Total Long-Term Debt[1]	$401.4
Net Long-Term Debt	$370.4
Market Capitalization[2]	$403.8
Enterprise Value	$774.2

Key 4Q14 Accomplishments

- Data comprises 54% of total revenue
- FTTC and Enterprise revenue grew 16.4% and 3.5% sequentially, respectively
- Completed installation of 150 FTTC sites and 192 total FTTC Connections
- Maintained 75% ratio for success-based/growth capital projects
- Connected 3 new data centers and 21 on-net buildings
- Added 177 miles of fiber Route Miles

[1] Pro forma for $28 million Term Loan C

[2] Based on closing share price of $17.91 as of 3/2/2015 and 22,544,924 shares outstanding as of 12/31/2014

Historical Financial Metrics by Segment

($ in Thousands)	FYE 2012				FYE 2013				FYE 2014				% of 4Q14
	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	Total
Revenue													
Data	$21,377	$21,946	$22,729	$24,482	$25,369	$25,706	$26,094	$26,943	$26,137	$26,707	$26,488	$27,310	*53.9%*
Residential and Small Business	23,949	23,316	23,108	21,847	21,057	20,453	20,055	19,094	18,647	18,290	17,668	17,423	*34.4%*
RLEC Access	6,086	5,541	6,140	6,350	6,108	6,152	5,478	4,966	5,306	5,168	6,360	5,952	*11.7%*
Total Revenue	**$51,412**	**$50,803**	**$51,977**	**$52,679**	**$52,534**	**$52,311**	**$51,627**	**$51,003**	**$50,090**	**$50,165**	**$50,516**	**$50,685**	**100.0%**
% Sequential Growth		*(1.2%)*	*2.3%*	*1.4%*	*(0.3%)*	*(0.4%)*	*(1.3%)*	*(1.2%)*	*(1.8%)*	*0.1%*	*0.7%*	*0.3%*	
% YoY Growth by Segment													
Data					*18.7%*	*17.1%*	*14.8%*	*10.1%*	*3.0%*	*3.9%*	*1.5%*	*1.4%*	
Residential and Small Business					*(12.1%)*	*(12.3%)*	*(13.2%)*	*(12.6%)*	*(11.4%)*	*(10.6%)*	*(11.9%)*	*(8.8%)*	
RLEC Access					*0.4%*	*11.0%*	*(10.8%)*	*(21.8%)*	*(13.1%)*	*(16.0%)*	*16.1%*	*19.9%*	
Gross Profit[1]													
Data	$17,726	$18,081	$18,818	$20,485	$21,338	$21,827	$22,206	$22,940	$21,963	$22,788	$22,551	$23,350	*57.0%*
Residential and Small Business	15,836	15,004	15,490	14,469	13,934	13,831	13,601	12,677	12,107	12,019	11,355	11,670	*28.5%*
RLEC Access	6,086	5,541	6,140	6,350	6,108	6,152	5,478	4,966	5,306	5,168	6,360	5,952	*14.5%*
Total Gross Profit[1]	**$39,648**	**$38,626**	**$40,448**	**$41,304**	**$41,380**	**$41,810**	**$41,285**	**$40,583**	**$39,376**	**$39,975**	**$40,266**	**$40,972**	**100.0%**
Adjusted EBITDA[2]													
Data	$11,118	$11,287	$11,555	$12,762	$13,124	$13,355	$13,012	$14,011	$12,717	$13,395	$12,984	$12,629	*57.7%*
Residential and Small Business	6,788	6,007	6,273	5,699	6,697	6,356	5,691	5,917	5,544	5,230	4,503	4,623	*21.1%*
RLEC Access	4,385	3,812	4,453	4,750	4,874	4,840	4,343	4,104	4,306	4,098	5,214	4,621	*21.1%*
Adjusted EBITDA, Before Curtailment Gain	**$22,291**	**$21,106**	**$22,281**	**$23,211**	**$24,695**	**$24,551**	**$23,046**	**$24,032**	**$22,567**	**$22,723**	**$22,701**	**$21,873**	**100.0%**
Curtailment Gain[3]	0	0	0	0	0	0	0	0	0	0	10,207	567	
Total Adjusted EBITDA	**$22,291**	**$21,106**	**$22,281**	**$23,211**	**$24,695**	**$24,551**	**$23,046**	**$24,032**	**$22,567**	**$22,723**	**$32,908**	**$22,440**	
% Sequential Growth, Normalized		*(5.3%)*	*5.6%*	*4.2%*	*6.4%*	*(0.6%)*	*(6.1%)*	*4.3%*	*(6.1%)*	*0.7%*	*(0.1%)*	*(3.6%)*	
% Margin, Normalized	*43.4%*	*41.5%*	*42.9%*	*44.1%*	*47.0%*	*46.9%*	*44.6%*	*47.1%*	*45.1%*	*45.3%*	*44.9%*	*43.2%*	

[1] Defined as operating revenues less network access costs

[2] Defined as net income attributable to Lumos Networks before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, net income or loss attributable to noncontrolling interests, other income or expenses, equity-based compensation charges, acquisition-related charges, amortization of actuarial losses on retirement plans, employee separation charges, restructuring-related charges, gain or loss on settlements and gain or loss on interest rate swap derivatives. See note from the Company on "Use of Non-GAAP Measures" on Slide 1

[3] The Company recorded a $10.8 million curtailment gain in the second half of 2014 related to the elimination of certain medical benefits under the postretirement plan, which was not allocated to the operating segments

LUMOS NETWORKS

Financial Guidance

($ in Millions)	4Q14 Actual	2014 Actual	FY 2015 Guidance[1]
Revenue			
Data	**$27.3**	**$106.6**	**~$116**
% of Total	53.9%	52.9%	~57%
Residential & Small Business	**$17.4**	**$72.0**	**~63**
% of Total	34.4%	35.8%	~36%
Access	**$6.0**	**$22.8**	**~$23**
% of Total	11.7%	11.3%	~11%
Total	**$50.7**	**$201.5**	**~$202**
Adjusted EBITDA, Normalized[2]	**$21.9**	**$89.9**	**~$92**
% Margin	43.2%	44.6%	~46%
Total Capex	**$19.9**	**$84.1**	**~$112**
% Success-Based/Growth Capex	75%	75%	75%

[1] Guidance as of date of 4Q14 earnings release dated March 4, 2015

[2] Normalized Adjusted EBITDA excludes the impact of a $10.8 million curtailment gain for the elimination of other postretirement plan medical benefits recognized in the second half of 2014

LUMOS NETWORKS

Reconciliation of Net Income Attributable to Lumos Networks Corp. to Operating Income

($ in Millions)	FY2010	FY2011	FY2012	FY2013	FY2014
Net Income (Loss) Attributable to Lumos Networks Corp.	$20.8	($43.9)	$16.3	$17.8	$21.5
Net Income Attributable to Noncontrolling Interests	0.1	0.1	0.1	0.1	0.1
Net Income (Loss)	20.9	(43.9)	16.4	17.9	21.6
Interest Expense	5.8	12.0	11.9	14.2	15.6
Loss (Gain) on Interest Rate Derivatives	-	-	1.9	0.1	(0.5)
Income Tax Expense (Benefit)	14.5	(4.4)	11.0	12.0	14.4
Other (Income) Expense, net	(0.0)	(0.1)	(0.1)	1.6	(0.7)
Operating Income (Loss)	**$41.1**	**($36.4)**	**$41.2**	**$45.8**	**$50.5**

($ in Millions)	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Net Income Attributable to Lumos Networks Corp.	$1.9	$6.4	$4.8	$2.5	$4.1	$4.1	$3.8	$10.2	$3.4
Net Income Attributable to Noncontrolling Interests	0.0	0.1	0.0	0.0	-	0.0	0.0	0.0	0.1
Net Income	2.0	6.5	4.8	2.6	4.1	4.1	3.9	10.2	3.5
Interest Expense	2.9	3.1	3.4	3.8	3.8	4.0	3.8	4.0	3.8
Loss (Gain) on Interest Rate Derivatives	1.3	(0.2)	(0.3)	0.6	0.0	(0.1)	0.0	(0.3)	(0.1)
Income Tax Expense	1.0	4.3	3.2	1.5	3.0	3.0	2.7	6.7	2.0
Other (Income) Expense, net	(0.0)	(0.0)	0.9	(0.1)	0.8	(0.2)	(0.2)	(0.2)	(0.1)
Operating Income	**$7.2**	**$13.7**	**$12.1**	**$8.3**	**$11.7**	**$10.8**	**$10.2**	**$20.4**	**$9.1**

LUMOS NETWORKS

Adjusted EBITDA Reconciliation

	FY2010	FY2011	FY2012	FY2013	FY2014	FY 2015[1]
Operating Income (Loss)	$41.1	($36.4)	$41.2	$45.8	$50.5	~$32
Depreciation and Amortization	31.4	43.2	39.0	42.4	45.3	~$53
Equity Based Compensation	1.5	2.4	3.9	6.8	4.3	~$6
Asset Impairment Charge	-	86.3	-	-	-	-
Amortization of Actuarial Losses	-	-	1.8	1.2	0.2	~$1
Business Separation Charges	-	1.4	-	-	-	-
Acquisition Related Charges	3.0	0.1	-	-	-	-
Employee Separation Charges	-	-	2.3	-	0.2	-
Restructuring Charges	-	-	3.0	0.1	-	-
Gain on Settlements, net	-	-	(2.3)	-	-	-
Adjusted EBITDA	**$77.1**	**$96.9**	**$88.9**	**$96.3**	**$100.6**	**~$92**

($ in Millions)	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Operating Income	$7.2	$13.7	$12.1	$8.3	$11.7	$10.8	$10.2	$20.4	$9.1
Depreciation and Amortization	11.2	9.6	10.8	11.2	10.8	10.7	11.2	11.3	12.1
Equity Based Compensation	1.0	1.0	1.3	3.2	1.2	0.8	1.2	1.1	1.2
Amortization of Actuarial Losses	0.4	0.3	0.3	0.3	0.3	0.1	0.1	0.1	0.1
Employee Separation Charges	0.3	-	-	-	-	0.2	0.0	-	-
Restructuring Charges	3.0	0.0	-	0.0	-	-	-	-	-
Adjusted EBITDA	**$23.2**	**$24.7**	**$24.6**	**$23.0**	**$24.0**	**$22.6**	**$22.7**	**$32.9**	**$22.4**

[1] Guidance as of date of 4Q14 earnings release dated March 4, 2015.